Exhibit 10.4

SERITAGE GROWTH PROPERTIES

July 7, 2015

Sears Holdings Corporation

3333 Beverly Road

Hoffman Estates, Illinois 60179

Ladies and Gentlemen:

Reference is made to that certain Master Lease of even date herewith (the “Master Lease”) by and among Seritage SRC Finance LLC and Seritage KMT Finance LLC (together with their successors and assigns, collectively, jointly and severally, “Landlord”), and Kmart Operations LLC (“Kmart Tenant”) and Sears Operations LLC (“Sears Tenant”) (together with their permitted successors and assigns, collectively, jointly and severally, “Tenant”).

The parties hereby acknowledge and agree that the following Schedules which are attached to and described in this letter (“Side Letter”), shall constitute the respective Schedules referred to in the Master Lease, and each of such Schedules is hereby, and for all purposes shall be deemed to have been, incorporated as a part of the Master Lease as if fully set forth therein. Capitalized terms not otherwise defined herein shall have the meaning as set forth in the Master Lease. The respective Schedules are:

1.	Schedule 1.7(c): Preliminary Recapture Plans that the parties to the Master Lease have agreed upon.
2.	Schedule 1.9: 100% Recapture Property Termination Fees (Fixed Element of Calculation).
3.	Schedule 2: Base Rent Adjustment.
4.	Schedule 4.5: Installment Expenses.
5.	Schedule 10.1 Deferred Maintenance
6.	Schedule 20.3 Initial Environmental Remediation

This letter agreement shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

If the above-referenced terms are acceptable to you, please counter execute where provided for below and return the same to the undersigned. The fully executed Side Letter will also serve to supplement the Master Lease to add the information included on the Schedules described herein, and as so supplemented, the Master Lease shall continue in full force and effect on all of its same terms and conditions.  For purposes hereof, transmission by email will be binding as if original.

[signature page follows]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

IN WITNESS WHEREOF, this Side Letter has been executed and delivered by the parties set forth above.

Tenant:

KMART OPERATIONS LLC

By:
Name:
Title:

SEARS OPERATIONS LLC

By:
Name:
Title:

Landlord:

SERITAGE KMT FINANCE LLC

By:
Name:
Title:

SERITAGE SRC FINANCE LLC

By:
Name:
Title:

(Master Lease Side Letter)

SCHEDULE 1.7(C)

PRELIMINARY RECAPTURE PLANS

[**]

SCHEDULE 1.9

100% Recapture Property Termination Fees

(Fixed Element of Calculation)

	Site	Type	City	State	As Leased Market Value	Go Dark Value*	Amount in Section 1.9(a)(iv)(A) of Master Lease
1	1089	Sears	Anchorage	AK	[**]
2	1398	Sears	San Bernardino	CA
3	1178	Sears	Santa Monica	CA
4	1608	Sears	Westminster	CA
5	1063	Sears	West Hartford	CT
6	1645	Sears	Boca Raton	FL
7	1655	Sears	Miami	FL
8	1365	Sears	Miami	FL
9	4295	Kmart	North Miami	FL
10	1225	Sears	Orlando	FL
11	1295	Sears	St Petersburg	FL
12	1305	Sears	Savannah	GA
13	7480	Kmart	Honolulu	HI
14	3879	Kmart	Braintree	MA
15	4177	Kmart	St. Clair Shores	MI
16	1052	Sears	St Paul	MN
17	1574	Sears	Middletown	NJ
18	1294	Sears	Watchung	NJ
19	1264	Sears	Hicksville	NY
20	1186	Sears	Memphis	TN
21	1057	Sears	Valley View	TX
TOTAL

*“Go Dark Value” is the value of the Demised Premises vacant and free and clear of the Master Lease.

Schedule 2

Base Rent Adjustment

As of Commencement Date

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	Lands’ End SF	Lands’ End Rent	Total SHC and Lands’ End SF	Total Base Rent Adjustment Plus Lands’ End Rent	Occurrence of Multi- Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant’s Proportionate Share **
1	1089	Sears	Anchorage	AK	204,149	[**]	7,930	[**]			Y	257,948	[**]
2	9571	Kmart	Cullman	AL	98,522		0				N	98,522
3	1206	Sears	North Little Rock	AR	185,718		0				N	185,718
4	9711	Kmart	Russellville	AR	88,032		0				N	88,032
5	2358	Sears	Flagstaff	AZ	66,162		0				N	66,162
6	1078	Sears	Mesa	AZ	121,911		0				N	121,911
7	1708	Sears	Phoenix	AZ	144,228		0				N	144,228
8	2218	Sears	Prescott	AZ	102,338		0				N	102,338
9	2047	Sears	Sierra Vista	AZ	94,707		0				N	94,707
10	3695	Kmart	Sierra Vista	AZ	86,079		0				N	86,079
11	1338	Sears	Tucson	AZ	250,096		0				N	250,096
12	2078	Sears	Yuma	AZ	90,376		0				N	90,376
13	4762	Kmart	Antioch	CA	95,165		0				N	95,165
14	7653	Kmart	Big Bear Lake	CA	69,288		0				Y	80,008
15	1568	Sears	Carson	CA	163,440		0				Y	194,547
16	1358	Sears	Chula Vista	CA	250,092		0				N	250,092
17	1538	Sears	Citrus Heights	CA	280,714		8,827				N	289,541
18	3945	Kmart	Delano	CA	86,079		0				N	86,079
19	1438	Sears	El Cajon	CA	275,670		6,511				Y	286,481
20	1988	Sears	El Centro	CA	139,738		0				N	139,738
21	1159	Sears	Fairfield	CA	159,278		4,848				N	164,126
22	1408	Sears	Florin	CA	272,691		0				N	272,691
23	1208	Sears	Fresno	CA	217,566		0				N	217,566
24	7390	Kmart	McKinleyville	CA	94,774		0				N	94,774
25	2298	Sears	Merced	CA	92,624		0				N	92,624
26	1748	Sears	Montclair	CA	174,675		0				N	174,675
27	1868	Sears	Moreno Valley	CA	169,371		0				N	169,371
28	1698	Sears	Newark	CA	145,801		0				N	145,801
29	1168	Sears	North Hollywood	CA	150,982		0				N	150,982
30	1508	Sears	Northridge	CA	256,917		0				Y	291,767
*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 1

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	Lands’ End SF	Lands’ End Rent	Total SHC and Lands’ End SF	Total Base Rent Adjustment Plus Lands’ End Rent	Occurrence of Multi- Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant’s Proportionate Share **
31	1968	Sears	Palm Desert	CA	151,458	[**]	0	[**]			N	151,458	[**]
32	3678	Kmart	Ramona	CA	86,988		0				Y	107,470
33	1298	Sears	Riverside	CA	202,030		0				Y	214,230
34	4432	Kmart	Riverside	CA	94,500		0				Y	132,632
35	1156	Sears	Roseville	CA	131,425		7,565				N	138,990
36	1688	Sears	Salinas	CA	132,974		0				N	132,974
37	1398	Sears	San Bernardino	CA	264,682		0				N	264,682
38	1478	Sears	San Bruno	CA	267,896		8,698				Y	276,594
39	1648	Sears	San Diego	CA	164,830		9,818				Y	228,724
40	1488	Sears	San Jose	CA	262,491		0				N	262,491
41	2308	Sears	Santa Cruz	CA	105,769		5,709				Y	119,576
42	2088	Sears	Santa Maria	CA	108,596		0				N	108,596
43	1178	Sears	Santa Monica	CA	111,983		5,818				N	117,801
44	7639	Kmart	Santa Paula	CA	71,257		0				N	71,257
45	1108	Sears	Temecula	CA	115,636		0				N	115,636
46	2318	Sears	Thousand Oaks	CA	50,334		0				Y	164,040
47	1148	Sears	Ventura	CA	171,874		6,691				N	178,565
48	2068	Sears	Visalia	CA	75,570		0				N	75,570
49	1189	Sears	West Covina	CA	142,000		0				N	142,000
50	1608	Sears	Westminster	CA	197,904		0				N	197,904
51	1071	Sears	Lakewood	CO	153,000		0				Y	153,000
52	4917	Kmart	Thornton	CO	190,174		0				N	190,174
53	1193	Sears	Waterford	CT	141,756		7,484				N	149,240
54	1063	Sears	West Hartford	CT	186,904		7,481				Y	202,072
55	7725	Kmart	Rehoboth Beach	DE	117,162		0				Y	122,162
56	1355	Sears	Altamonte Springs	FL	205,628		0				Y	214,357
57	1645	Sears	Boca Raton	FL	167,637		6,696				Y	178,547
58	2565	Sears	Bradenton	FL	99,946		0				N	99,946
59	7321	Kmart	Bradenton	FL	82,938		0				N	82,938
60	1415	Sears	Clearwater	FL	129,693		6,012				Y	211,739
61	1715	Sears	Doral	FL	212,884		0				N	212,884
62	1495	Sears	Ft. Myers	FL	146,792		0				N	146,792
63	1665	Sears	Gainesville	FL	140,529		0				N	140,529
64	1345	Sears	Hialeah	FL	184,442		0				Y	197,453
65	4292	Kmart	Hialeah	FL	88,390		0				Y	106,390
66	7233	Kmart	Kissimmee	FL	112,505		0				Y	148,885
*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 2

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	Lands’ End SF	Lands’ End Rent	Total SHC and Lands’ End SF	Total Base Rent Adjustment Plus Lands’ End Rent	Occurrence of Multi- Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant’s Proportionate Share **
67	1955	Sears	Lakeland	FL	156,226	[**]	0	[**]			N	156,226	[**]
68	2245	Sears	Melbourne	FL	102,577		0				N	102,577
69	1365	Sears	Miami	FL	170,122		0				N	170,122
70	1655	Sears	Miami	FL	173,322		0				N	173,322
71	2695	Sears	Naples	FL	151,798		0				Y	161,892
72	4295	Kmart	North Miami	FL	106,305		0				Y	122,250
73	1006	Sears	Ocala	FL	146,236		0				N	146,236
74	1225	Sears	Orlando	FL	197,469		4,531				Y	202,000
75	2805	Sears	Panama City	FL	139,315		0				N	139,315
76	1096	Sears	Pensacola	FL	212,274		0				N	212,274
77	1535	Sears	Plantation	FL	201,596		0				N	201,596
78	1625	Sears	Sarasota	FL	204,453		7,975				N	212,428
79	1295	Sears	St. Petersburg	FL	187,000		0				Y	193,896
80	4355	Kmart	St. Petersburg	FL	120,631		0				N	120,631
81	1385	Sears	Atlanta	GA	218,710		7,587				N	226,297
82	1305	Sears	Savannah	GA	155,684		0				Y	167,284
83	7480	Kmart	Honolulu	HI	77,452		0				N	77,452
84	9220	Kmart	Algona	IA	99,260		0				N	99,260
85	2212	Sears	Cedar Rapids	IA	141,124		4,876				N	146,000
86	7767	Kmart	Charles City	IA	96,569		0				N	96,569
87	9309	Kmart	Webster City	IA	40,800		0				N	40,800
88	1229	Sears	Boise	ID	123,623		0				N	123,623
89	1090	Sears	Chicago	IL	293,718		0				N	293,718
90	1380	Sears	Chicago	IL	356,744		0				N	356,744
91	3594	Kmart	Chicago	IL	118,816		0				Y	168,537
92	1740	Sears	Joliet	IL	204,629		0				N	204,629
93	4297	Kmart	Moline	IL	120,488		0				Y	123,693
94	1212	Sears	North Riverside	IL	203,001		0				N	203,001
95	1750	Sears	Orland Park	IL	192,445		7,154				N	199,599
96	3241	Kmart	Springfield	IL	84,180		0				Y	127,385
97	7289	Kmart	Steger	IL	87,406		0				N	87,406
98	3556	Kmart	Elkhart	IN	86,479		0				N	86,479
99	1830	Sears	Ft. Wayne	IN	213,545		6,455				N	220,000
100	3180	Kmart	Merrillville	IN	108,339		0				Y	173,146
101	9647	Kmart	Leavenworth*	KS	76,853		0				N	83,552
102	1101	Sears	Overland Pk	KS	215,018		8,234				N	223,252
*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 3

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	Lands’ End SF	Lands’ End Rent	Total SHC and Lands’ End SF	Total Base Rent Adjustment Plus Lands’ End Rent	Occurrence of Multi- Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant’s Proportionate Share **
103	7607	Kmart	Hopkinsville	KY	70,326	[**]	0	[**]			Y	92,985	[**]
104	7430	Kmart	Owensboro	KY	68,334		0				N	68,334
105	2176	Sears	Paducah	KY	108,244		0				N	108,244
106	3320	Kmart	Houma	LA	96,681		0				Y	101,393
107	1347	Sears	Lafayette	LA	194,933		0				N	194,933
108	7061	Kmart	New Iberia	LA	91,653		0				N	91,653
109	3879	Kmart	Braintree	MA	102,396		0				Y	113,442
110	1053	Sears	Saugus	MA	204,862		5,565				N	210,427
111	2034	Sears	Bowie	MD	131,536		0				N	131,536
112	1864	Sears	Cockeysville	MD	149,704		16,242				N	165,946
113	7713	Kmart	Edgewater	MD	117,162		0				Y	117,162
114	2945	Sears	Hagerstown	MD	122,711		0				N	122,711
115	9521	Kmart	Madawaska	ME	49,650		0				N	49,650
116	7733	Kmart	Alpena	MI	118,200		0				N	118,200
117	2050	Sears	Jackson	MI	144,162		0				Y	152,662
118	1250	Sears	Lincoln Park	MI	297,905		0				Y	301,663
119	4845	Kmart	Manistee	MI	87,848		0				Y	94,696
120	1450	Sears	Roseville	MI	367,378		10,019				Y	385,397
121	9586	Kmart	Sault Ste. Marie	MI	92,650		0				N	92,650
122	4177	Kmart	St. Clair Shores	MI	117,959		0				Y	122,137
123	1490	Sears	Troy	MI	380,926		9,074				Y	402,630
124	1132	Sears	Burnsville	MN	161,678		5,659				N	167,337
125	3775	Kmart	Detroit Lakes	MN	79,102		0				Y	87,102
126	1122	Sears	Maplewood	MN	168,549		6,421				N	174,970
127	1052	Sears	St. Paul	MN	216,304		0				Y	217,930
128	7021	Kmart	Cape Girardeau	MO	82,597		0				N	82,597
129	4304	Kmart	Florissant	MO	114,740		0				Y	119,040
130	7018	Kmart	Jefferson City	MO	92,016		0				Y	97,141
131	7719	Kmart	Columbus	MS	117,082		0				Y	166,682
132	4814	Kmart	Havre	MT	94,658		0				N	94,658
133	1185	Sears	Asheville	NC	232,380		8,263				N	240,643
134	4758	Kmart	Concord	NC	137,499		0				Y	171,266
135	4353	Kmart	Minot	ND	108,110		0				Y	110,413
136	3814	Kmart	Kearney	NE	86,479		0				N	86,479
137	2443	Sears	Manchester	NH	135,109		8,961				N	144,070
138	1313	Sears	Nashua	NH	159,509		7,573				N	167,082
*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 4

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	Lands’ End SF	Lands’ End Rent	Total SHC and Lands’ End SF	Total Base Rent Adjustment Plus Lands’ End Rent	Occurrence of Multi- Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant’s Proportionate Share **
139	2663	Sears	Portsmouth	NH	120,120	[**]	6,938	[**]			N	127,058	[**]
140	1003	Sears	Salem	NH	119,036		8,532				Y	206,558
141	1574	Sears	Middletown	NJ	176,069		8,471				Y	191,230
142	1294	Sears	Watchung	NJ	253,860		9,042				Y	262,902
143	1434	Sears	Wayne	NJ	317,682		9,652				N	327,334
144	7755	Kmart	Deming	NM	96,571		0				N	96,571
145	7035	Kmart	Farmington	NM	90,651		0				N	90,651
146	7016	Kmart	Hobbs	NM	88,914		0				N	88,914
147	9819	Kmart	Henderson	NV	122,823		0				Y	143,914
148	1668	Sears	Las Vegas	NV	150,185		0				N	150,185
149	1978	Sears	Reno	NV	198,833		0				N	198,833
150	1103	Sears	Albany	NY	264,271		7,616				Y	305,670
151	1623	Sears	Clay	NY	137,962		8,542				N	146,504
152	1794	Sears	East Northport	NY	186,950		8,350				Y	195,300
153	1264	Sears	Hicksville	NY	332,065		8,369				Y	362,572
154	1784	Sears	Johnson City	NY	155,126		0				N	155,126
155	7695	Kmart	Olean	NY	118,004		0				N	118,004
156	1524	Sears	Rochester	NY	128,513		0				N	128,513
157	7676	Kmart	Sidney	NY	94,428		0				N	94,428
158	1584	Sears	Victor	NY	115,312		7,688				N	123,000
159	1944	Sears	Yorktown Heights	NY	153,670		6,334				N	160,004
160	1410	Sears	Canton	OH	210,384		8,979				N	219,363
161	1520	Sears	Chapel Hill	OH	187,179		7,495				Y	196,240
162	1560	Sears	Dayton	OH	183,532		8,969				N	192,501
163	7736	Kmart	Kenton	OH	96,066		0				N	96,066
164	7477	Kmart	Marietta	OH	87,543		0				N	87,543
165	1350	Sears	Mentor	OH	208,712		10,420				N	219,132
166	1430	Sears	Middleburg Heights	OH	351,610		7,381				N	358,991
167	3243	Kmart	North Canton	OH	84,180		0				Y	87,114
168	3142	Kmart	Tallmadge	OH	84,180		0				N	84,180
169	1220	Sears	Toledo	OH	209,948		8,772				N	218,720
170	7003	Kmart	Muskogee	OK	87,500		0				N	87,500
171	1091	Sears	Oklahoma City	OK	173,658		0				N	173,658
172	1119	Sears	Happy Valley	OR	137,879		6,442				N	144,321
173	3888	Kmart	The Dalles	OR	87,101		0				N	87,101
174	7746	Kmart	Carlisle	PA	117,781		0				N	117,781
*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 5

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	Lands’ End SF	Lands’ End Rent	Total SHC and Lands’ End SF	Total Base Rent Adjustment Plus Lands’ End Rent	Occurrence of Multi- Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant’s Proportionate Share **
175	3911	Kmart	Columbia	PA	86,721	[**]	0	[**]			N	86,721	[**]
176	7699	Kmart	Lebanon	PA	117,162		0				N	117,162
177	9770	Kmart	Mount Pleasant	PA	83,536		0				N	83,536
178	3954	Kmart	Walnutport	PA	121,159		0				N	121,159
179	4313	Kmart	York	PA	82,033		0				N	82,033
180	7788	Kmart	Bayamon	PR	114,600		0				Y	115,191
181	1085	Sears	Caguas	PR	138,686		0				N	138,686
182	1925	Sears	Carolina	PR	198,009		0				N	198,009
183	7768	Kmart	Guaynabo	PR	115,745		0				Y	217,335
184	3882	Kmart	Mayaguez	PR	118,242		0				N	118,242
185	7741	Kmart	Ponce	PR	126,887		0				N	126,887
186	1083	Sears	Warwick	RI	216,916		8,188				Y	246,052
187	7754	Kmart	Anderson	SC	118,749		0				N	118,749
188	1325	Sears	Charleston	SC	132,031		0				Y	138,828
189	7043	Kmart	Rock Hill	SC	89,299		0				Y	89,299
190	7318	Kmart	Sioux Falls	SD	72,511		0				N	72,511
191	1146	Sears	Cordova	TN	156,131		4,754				N	160,885
192	1186	Sears	Memphis	TN	191,665		4,899				Y	202,399
193	1847	Sears	Austin	TX	172,016		0				N	172,016
194	1227	Sears	Dallas	TX	205,297		0				N	205,297
195	4205	Kmart	El Paso	TX	103,657		0				Y	112,099
196	1257	Sears	Friendswood	TX	166,012		0				N	166,012
197	7077	Kmart	Harlingen	TX	91,653		0				N	91,653
198	1067	Sears	Houston	TX	209,488		4,941				Y	218,603
199	1277	Sears	Ingram	TX	168,397		0				N	168,397
200	2147	Sears	Irving	TX	79,535		0				Y	174,535
201	1167	Sears	San Antonio	TX	215,458		0				Y	221,837
202	1127	Sears	Shepherd	TX	201,700		0				N	201,700
203	1057	Sears	Valley View	TX	229,227		0				Y	235,007
204	1197	Sears	Westwood	TX	215,016		0				N	215,016
205	7426	Kmart	Layton	UT	90,010		0				Y	166,869
206	1888	Sears	West Jordan	UT	201,125		4,333				N	205,458
207	1284	Sears	Alexandria	VA	252,504		9,608				N	262,112
208	1615	Sears	Chesapeake	VA	169,376		0				N	169,376
209	1814	Sears	Fairfax	VA	214,110		11,668				N	225,778
210	1575	Sears	Hampton	VA	245,000		0				N	245,000
*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 6

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	Lands’ End SF	Lands’ End Rent	Total SHC and Lands’ End SF	Total Base Rent Adjustment Plus Lands’ End Rent	Occurrence of Multi- Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant’s Proportionate Share **
211	1265	Sears	Virginia Beach	VA	86,855	[**]	0	[**]			Y	200,315	[**]
212	2514	Sears	Warrenton	VA	113,948		7,130				N	121,078
213	1069	Sears	Redmond	WA	255,949		11,458				Y	274,907
214	2239	Sears	Vancouver	WA	124,888		4,750				N	129,638
215	4439	Kmart	Yakima	WA	97,251		0				Y	117,251
216	1082	Sears	Greendale	WI	238,416		0				N	238,416
217	2382	Sears	Madison	WI	130,201		8,062				N	138,263
218	3970	Kmart	Platteville	WI	94,841		0				N	94,841
219	4188	Kmart	Charleston	WV	105,575		0				N	105,575
220	3877	Kmart	Elkins	WV	94,885		0				Y	99,598
221	3724	Kmart	Scott Depot	WV	89,790		0				N	89,790
222	4736	Kmart	Casper	WY	91,266		0				Y	91,366
223	4863	Kmart	Gillette	WY	94,587		0				N	94,587
224	4837	Kmart	Riverton	WY	94,840		0				N	94,840
TOTAL					33,534,252	$133,999,528	452,460	$5,603,314	33,993,411	$139,626,841		35,573,891	95.56%

*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 7

*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**	Footnote re: pro-rata share and GL improvements

*	Amounts include approximately 6,700 square feet of space with an annual rent of [**] occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 2 Base Rent Adjustment - 8

1. All capitalized terms which are not otherwise defined, shall have the same meaning as in the Master Lease

2. At any time during the Term, the Base Rent for all Demised Premises which remains subject to this Master Lease shall be the Initial Base Rent as set forth above, as increased during the Initial and Renewal Terms as provided in the definition of “Base Rent” in Section 2.1 of the Master Lease, and as decreased as provided in Paragraph 3 of this Schedule 2.

3. On each Actual Recapture Date, on each Actual Additional Space Termination Date (only with respect to buildings thereon which are included in the Initial Leased Square Feet, if any), on each Actual Property 100% Recapture Termination Date, on each Nonprofitable Property Termination Date, and on each other date on which the Master Lease is terminated with respect to any Termination Space as provided in this Master Lease, the annual Base Rent payable thereafter shall be adjusted downward, so that the new annual Base Rent for all of the Tenant’s Space from time to time shall be as follows:

(a) With respect to any Demised Premises as to which the Master Lease is terminated with respect to the entire Demised Premises, the new annual Base Rent shall be reduced by the entire amount as set forth above (as adjusted for annual percentage increases and/or by appraisal as provided in the Master Lease).

(b) With respect to any Demised Premises as to which the Master Lease is terminated only as to a portion of such Demised Premises, the new annual Base Rent shall be reduced by an amount equal to the product of (i) the entire amount as set forth above (as adjusted for annual percentage increases and/or by appraisal as provided in the Master Lease), multiplied by (ii) a fraction, the numerator of which shall be the Gross Leasable Square Footage of all the Tenant’s Space at the applicable Demised Premises (prior to recapture by Tenant of any Lands’ End Space or Sears Hometown Space), and the denominator of which shall be the Gross Leasable Square Footage (as set forth above) of the individual Demised Premises (less fifty percent (50%) of the Gross Leasable Square Footage of any Exclusive Store Areas). If the date for adjustment occurs on any date other than the first (1st) day of the month, any prepayment of Base Rent shall be credited against the next monthly installment of Base Rent. All references to “SF” in the above chart refers to Gross Leasable Square Footage. As of the Commencement Date, the “Total SF” indicated in the above chart comprises one hundred percent (100%) of the Gross Leasable Square Footage with respect to each individual Demised Premises.

(c) In the case of Tenant’s recapture of any Lands’ End Space or Sears Hometown Space as provided in Section 10.5(b), the new annual Base Rent (as reduced in subparagraph 3(b) above), shall be increased by an amount equal to the product of (a) the entire amount for the applicable Demised Premises as set forth above, multiplied by (b) a fraction, the numerator of which is the Gross Leasable Square Footage of the Lands’ End Space or Sears Hometown Space which is the subject of such recapture, and the denominator of which is the total Gross Leasable Square Footage of the Demised Premises existing at the Commencement Date, including the Gross Leasable Space Footage of the applicable Lands’ End Space or Sears Hometown Space.

(d) As of the Commencement Date, Tenant’s Proportionate Share with respect to each Demised Premises is as set forth in the above chart.

4. All disputes with respect to the foregoing calculations in Paragraph 3 of this Schedule 2 shall be subject to the dispute resolution provisions of Article XXIX.

Schedule 4.5

Installment Expenses

As of Commencement Date

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
1	1089	Sears	Anchorage	AK				[**]
2	9571	Kmart	Cullman	AL
3	1206	Sears	North Little Rock	AR
4	9711	Kmart	Russellville	AR
5	2358	Sears	Flagstaff	AZ
6	1078	Sears	Mesa	AZ
7	1708	Sears	Phoenix	AZ
8	2218	Sears	Prescott	AZ
9	2047	Sears	Sierra Vista	AZ
10	3695	Kmart	Sierra Vista	AZ
11	1338	Sears	Tucson	AZ
12	2078	Sears	Yuma	AZ
13	4762	Kmart	Antioch	CA
14	7653	Kmart	Big Bear Lake	CA
15	1568	Sears	Carson	CA
16	1358	Sears	Chula Vista	CA
17	1538	Sears	Citrus Heights	CA
18	3945	Kmart	Delano	CA
19	1438	Sears	El Cajon	CA
20	1988	Sears	El Centro	CA
21	1159	Sears	Fairfield	CA
22	1408	Sears	Florin	CA
23	1208	Sears	Fresno	CA
24	7390	Kmart	McKinleyville	CA
25	2298	Sears	Merced	CA
26	1748	Sears	Montclair	CA
*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 1

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
27	1868	Sears	Moreno Valley	CA				[**]
28	1698	Sears	Newark	CA
29	1168	Sears	North Hollywood	CA
30	1508	Sears	Northridge	CA
31	1968	Sears	Palm Desert	CA
32	3678	Kmart	Ramona	CA
33	1298	Sears	Riverside	CA
34	4432	Kmart	Riverside	CA
35	1156	Sears	Roseville	CA
36	1688	Sears	Salinas	CA
37	1398	Sears	San Bernardino	CA
38	1478	Sears	San Bruno	CA
39	1648	Sears	San Diego	CA
40	1488	Sears	San Jose	CA
41	2308	Sears	Santa Cruz	CA
42	2088	Sears	Santa Maria	CA
43	1178	Sears	Santa Monica	CA
44	7639	Kmart	Santa Paula	CA
45	1108	Sears	Temecula	CA
46	2318	Sears	Thousand Oaks	CA
47	1148	Sears	Ventura	CA
48	2068	Sears	Visalia	CA
49	1189	Sears	West Covina	CA
50	1608	Sears	Westminster	CA
51	1071	Sears	Lakewood	CO
52	4917	Kmart	Thornton	CO
53	1193	Sears	Waterford	CT
54	1063	Sears	West Hartford	CT
55	7725	Kmart	Rehoboth Beach	DE
56	1355	Sears	Altamonte Springs	FL
57	1645	Sears	Boca Raton	FL
58	2565	Sears	Bradenton	FL
*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 2

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
59	7321	Kmart	Bradenton	FL				[**]
60	1415	Sears	Clearwater	FL
61	1715	Sears	Doral	FL
62	1495	Sears	Ft. Myers	FL
63	1665	Sears	Gainesville	FL
64	1345	Sears	Hialeah	FL
65	4292	Kmart	Hialeah	FL
66	7233	Kmart	Kissimmee	FL
67	1955	Sears	Lakeland	FL
68	2245	Sears	Melbourne	FL
69	1365	Sears	Miami	FL
70	1655	Sears	Miami	FL
71	2695	Sears	Naples	FL
72	4295	Kmart	North Miami	FL
73	1006	Sears	Ocala	FL
74	1225	Sears	Orlando	FL
75	2805	Sears	Panama City	FL
76	1096	Sears	Pensacola	FL
77	1535	Sears	Plantation	FL
78	1625	Sears	Sarasota	FL
79	1295	Sears	St. Petersburg	FL
80	4355	Kmart	St. Petersburg	FL
81	1385	Sears	Atlanta	GA
82	1305	Sears	Savannah	GA
83	7480	Kmart	Honolulu	HI
84	9220	Kmart	Algona	IA
85	2212	Sears	Cedar Rapids	IA
86	7767	Kmart	Charles City	IA
87	9309	Kmart	Webster City	IA
88	1229	Sears	Boise	ID
89	1090	Sears	Chicago	IL
90	1380	Sears	Chicago	IL
*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 3

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
91	3594	Kmart	Chicago	IL				[**]
92	1740	Sears	Joliet	IL
93	4297	Kmart	Moline	IL
94	1212	Sears	North Riverside	IL
95	1750	Sears	Orland Park	IL
96	3241	Kmart	Springfield	IL
97	7289	Kmart	Steger	IL
98	3556	Kmart	Elkhart	IN
99	1830	Sears	Ft. Wayne	IN
100	3180	Kmart	Merrillville	IN
101	9647	Kmart	Leavenworth*	KS
102	1101	Sears	Overland Pk	KS
103	7607	Kmart	Hopkinsville	KY
104	7430	Kmart	Owensboro	KY
105	2176	Sears	Paducah	KY
106	3320	Kmart	Houma	LA
107	1347	Sears	Lafayette	LA
108	7061	Kmart	New Iberia	LA
109	3879	Kmart	Braintree	MA
110	1053	Sears	Saugus	MA
111	2034	Sears	Bowie	MD
112	1864	Sears	Cockeysville	MD
113	7713	Kmart	Edgewater	MD
114	2945	Sears	Hagerstown	MD
115	9521	Kmart	Madawaska	ME
116	7733	Kmart	Alpena	MI
117	2050	Sears	Jackson	MI
118	1250	Sears	Lincoln Park	MI
119	4845	Kmart	Manistee	MI
120	1450	Sears	Roseville	MI
121	9586	Kmart	Sault Ste. Marie	MI
122	4177	Kmart	St. Clair Shores	MI
*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 4

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
123	1490	Sears	Troy	MI				[**]
124	1132	Sears	Burnsville	MN
125	3775	Kmart	Detroit Lakes	MN
126	1122	Sears	Maplewood	MN
127	1052	Sears	St. Paul	MN
128	7021	Kmart	Cape Girardeau	MO
129	4304	Kmart	Florissant	MO
130	7018	Kmart	Jefferson City	MO
131	7719	Kmart	Columbus	MS
132	4814	Kmart	Havre	MT
133	1185	Sears	Asheville	NC
134	4758	Kmart	Concord	NC
135	4353	Kmart	Minot	ND
136	3814	Kmart	Kearney	NE
137	2443	Sears	Manchester	NH
138	1313	Sears	Nashua	NH
139	2663	Sears	Portsmouth	NH
140	1003	Sears	Salem	NH
141	1574	Sears	Middletown	NJ
142	1294	Sears	Watchung	NJ
143	1434	Sears	Wayne	NJ
144	7755	Kmart	Deming	NM
145	7035	Kmart	Farmington	NM
146	7016	Kmart	Hobbs	NM
147	9819	Kmart	Henderson	NV
148	1668	Sears	Las Vegas	NV
149	1978	Sears	Reno	NV
150	1103	Sears	Albany	NY
151	1623	Sears	Clay	NY
152	1794	Sears	East Northport	NY
153	1264	Sears	Hicksville	NY
154	1784	Sears	Johnson City	NY
*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 5

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
155	7695	Kmart	Olean	NY				[**]
156	1524	Sears	Rochester	NY
157	7676	Kmart	Sidney	NY
158	1584	Sears	Victor	NY
159	1944	Sears	Yorktown Heights	NY
160	1410	Sears	Canton	OH
161	1520	Sears	Chapel Hill	OH
162	1560	Sears	Dayton	OH
163	7736	Kmart	Kenton	OH
164	7477	Kmart	Marietta	OH
165	1350	Sears	Mentor	OH
166	1430	Sears	Middleburg Heights	OH
167	3243	Kmart	North Canton	OH
168	3142	Kmart	Tallmadge	OH
169	1220	Sears	Toledo	OH
170	7003	Kmart	Muskogee	OK
171	1091	Sears	Oklahoma City	OK
172	1119	Sears	Happy Valley	OR
173	3888	Kmart	The Dalles	OR
174	7746	Kmart	Carlisle	PA
175	3911	Kmart	Columbia	PA
176	7699	Kmart	Lebanon	PA
177	9770	Kmart	Mount Pleasant	PA
178	3954	Kmart	Walnutport	PA
179	4313	Kmart	York	PA
180	7788	Kmart	Bayamon	PR
181	1085	Sears	Caguas	PR
182	1925	Sears	Carolina	PR
183	7768	Kmart	Guaynabo	PR
184	3882	Kmart	Mayaguez	PR
185	7741	Kmart	Ponce	PR
186	1083	Sears	Warwick	RI
*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 6

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
187	7754	Kmart	Anderson	SC				[**]
188	1325	Sears	Charleston	SC
189	7043	Kmart	Rock Hill	SC
190	7318	Kmart	Sioux Falls	SD
191	1146	Sears	Cordova	TN
192	1186	Sears	Memphis	TN
193	1847	Sears	Austin	TX
194	1227	Sears	Dallas	TX
195	4205	Kmart	El Paso	TX
196	1257	Sears	Friendswood	TX
197	7077	Kmart	Harlingen	TX
198	1067	Sears	Houston	TX
199	1277	Sears	Ingram	TX
200	2147	Sears	Irving	TX
201	1167	Sears	San Antonio	TX
202	1127	Sears	Shepherd	TX
203	1057	Sears	Valley View	TX
204	1197	Sears	Westwood	TX
205	7426	Kmart	Layton	UT
206	1888	Sears	West Jordan	UT
207	1284	Sears	Alexandria	VA
208	1615	Sears	Chesapeake	VA
209	1814	Sears	Fairfax	VA
210	1575	Sears	Hampton	VA
211	1265	Sears	Virginia Beach	VA
212	2514	Sears	Warrenton	VA
213	1069	Sears	Redmond	WA
214	2239	Sears	Vancouver	WA
215	4439	Kmart	Yakima	WA
216	1082	Sears	Greendale	WI
217	2382	Sears	Madison	WI
218	3970	Kmart	Platteville	WI
*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 7

Location & Pro-Rata
	Site	Type	City	State	Tenant’s Proportionate Share	Estimated CAM	Estimated Taxes ***	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
219	4188	Kmart	Charleston	WV				[**]
220	3877	Kmart	Elkins	WV
221	3724	Kmart	Scott Depot	WV
222	4736	Kmart	Casper	WY
223	4863	Kmart	Gillette	WY
224	4837	Kmart	Riverton	WY
TOTAL

*	Calculation includes approximately 6,700 square feet of space occupied by Sears Hometown at Kmart site #9647
**

Notwithstanding the foregoing computations of Tenant’s Proportionate share, with respect to those Properties which are subject, as of the Commencement Date, to Leases which consist of ground leases of portions of the Property on which free-standing buildings have been constructed (“Third-Party Ground Leases”), Landlord and Tenant shall work together cooperatively and in good faith to determine and make, as appropriate, any adjustments in Tenant’s Proportionate Share with respect to any such Properties to take into account the effect of any payments required to be made to the landlord under such Third-Party Ground Leases with respect to Property Changes for such Properties, such adjustment to continue so long as such Third-Party Leases remain in effect.

Schedule 4.5 Installment Expenses - 8

Schedule 10.1

Deferred Maintenance

This schedule is a summary of the latest property condition report delivered by the firm identified as the “Firm Preparing Report” in the schedule below prior to July 7, 2015. This schedule incorporates each such report by reference and nothing herein shall be deemed to supersede such reports. The conditions to be remediated pursuant hereto are identified as “Immediate Needs” and “Short-Term Costs” in the reports by Bock & Clark and as “Immediate Repair Costs Estimate” in the reports by EFI Global.

	Site	Type	City	State	Property Reserves*	Property Type	Firm Preparing Report
1	1003	Sears	Salem	NH	[**]	II	EFI Global
2	1006	Sears	Ocala	FL		II	EFI Global
3	1052	Sears	St. Paul	MN		I	EFI Global
4	1053	Sears	Saugus	MA		II	EFI Global
5	1057	Sears	Valley View	TX		I	EFI Global
6	1063	Sears	West Hartford	CT		I	EFI Global
7	1067	Sears	Houston	TX		II	EFI Global
8	1069	Sears	Redmond	WA		II	EFI Global
9	1071	Sears	Lakewood	CO		II	Bock & Clark
10	1078	Sears	Mesa	AZ		II	EFI Global
11	1082	Sears	Greendale	WI		II	Bock & Clark
12	1083	Sears	Warwick	RI		II	EFI Global
13	1085	Sears	Caguas	PR		II	EFI Global
14	1089	Sears	Anchorage	AK		I	EFI Global
15	1090	Sears	Chicago	IL		II	EFI Global
16	1091	Sears	Oklahoma City	OK		II	EFI Global
17	1096	Sears	Pensacola	FL		II	EFI Global
18	1101	Sears	Overland Pk	KS		II	EFI Global
19	1103	Sears	Albany	NY		II	EFI Global
20	1108	Sears	Temecula	CA		II	EFI Global
21	1119	Sears	Happy Valley	OR		II	EFI Global
22	1122	Sears	Maplewood	MN		II	EFI Global
23	1127	Sears	Shepherd	TX		II	EFI Global
24	1132	Sears	Burnsville	MN		II	EFI Global
25	1146	Sears	Cordova	TN		II	Bock & Clark
26	1148	Sears	Ventura	CA		II	EFI Global
27	1156	Sears	Roseville	CA		II	Bock & Clark
28	1159	Sears	Fairfield	CA		II	EFI Global
29	1167	Sears	San Antonio	TX		II	EFI Global
30	1168	Sears	North Hollywood	CA		II	EFI Global
*	Property Reserves represent 110% of Immediate Repair costs

Schedule 10.1 Deferred Maintenance - 1

	Site	Type	City	State	Property Reserves*	Property Type	Firm Preparing Report
31	1178	Sears	Santa Monica	CA	[**]	I	EFI Global
32	1185	Sears	Asheville	NC		II	EFI Global
33	1186	Sears	Memphis	TN		I	EFI Global
34	1189	Sears	West Covina	CA		II	EFI Global
35	1193	Sears	Waterford	CT		II	EFI Global
36	1197	Sears	Westwood	TX		II	EFI Global
37	1206	Sears	North Little Rock	AR		II	EFI Global
38	1208	Sears	Fresno	CA		II	Bock & Clark
39	1212	Sears	North Riverside	IL		II	EFI Global
40	1220	Sears	Toledo	OH		II	EFI Global
41	1225	Sears	Orlando	FL		I	EFI Global
42	1227	Sears	Dallas	TX		II	EFI Global
43	1229	Sears	Boise	ID		II	EFI Global
44	1250	Sears	Lincoln Park	MI		II	EFI Global
45	1257	Sears	Friendswood	TX		II	EFI Global
46	1264	Sears	Hicksville	NY		I	EFI Global
47	1265	Sears	Virginia Beach	VA		II	EFI Global
48	1277	Sears	Ingram	TX		II	EFI Global
49	1284	Sears	Alexandria	VA		II	EFI Global
50	1294	Sears	Watchung	NJ		I	EFI Global
51	1295	Sears	St. Petersburg	FL		I	Bock & Clark
52	1298	Sears	Riverside	CA		II	Bock & Clark
53	1305	Sears	Savannah	GA		I	EFI Global
54	1313	Sears	Nashua	NH		II	EFI Global
55	1325	Sears	Charleston	SC		II	EFI Global
56	1338	Sears	Tucson	AZ		II	EFI Global
57	1345	Sears	Hialeah	FL		II	EFI Global
58	1347	Sears	Lafayette	LA		II	EFI Global
59	1350	Sears	Mentor	OH		II	EFI Global
60	1355	Sears	Altamonte Springs	FL		II	EFI Global
61	1358	Sears	Chula Vista	CA		II	EFI Global
62	1365	Sears	Miami	FL		I	EFI Global
63	1380	Sears	Chicago	IL		II	EFI Global
64	1385	Sears	Atlanta	GA		II	EFI Global
65	1398	Sears	San Bernardino	CA		I	Bock & Clark
66	1408	Sears	Florin	CA		II	Bock & Clark
67	1410	Sears	Canton	OH		II	EFI Global
68	1415	Sears	Clearwater	FL		II	Bock & Clark
*	Property Reserves represent 110% of Immediate Repair costs

Schedule 10.1 Deferred Maintenance - 2

	Site	Type	City	State	Property Reserves*	Property Type	Firm Preparing Report
69	1430	Sears	Middleburg Heights	OH	[**]	II	EFI Global
70	1434	Sears	Wayne	NJ		II	EFI Global
71	1438	Sears	El Cajon	CA		II	EFI Global
72	1450	Sears	Roseville	MI		II	EFI Global
73	1478	Sears	San Bruno	CA		II	Bock & Clark
74	1488	Sears	San Jose	CA		II	Bock & Clark
75	1490	Sears	Troy	MI		II	EFI Global
76	1495	Sears	Ft. Myers	FL		II	EFI Global
77	1508	Sears	Northridge	CA		II	EFI Global
78	1520	Sears	Chapel Hill	OH		II	EFI Global
79	1524	Sears	Rochester	NY		II	Bock & Clark
80	1535	Sears	Plantation	FL		II	Bock & Clark
81	1538	Sears	Citrus Heights	CA		II	Bock & Clark
82	1560	Sears	Dayton	OH		II	EFI Global
83	1568	Sears	Carson	CA		II	EFI Global
84	1574	Sears	Middletown	NJ		I	EFI Global
85	1575	Sears	Hampton	VA		II	EFI Global
86	1584	Sears	Victor	NY		II	Bock & Clark
87	1608	Sears	Westminster	CA		I	EFI Global
88	1615	Sears	Chesapeake	VA		II	EFI Global
89	1623	Sears	Clay	NY		II	EFI Global
90	1625	Sears	Sarasota	FL		II	Bock & Clark
91	1645	Sears	Boca Raton	FL		I	EFI Global
92	1648	Sears	San Diego	CA		II	EFI Global
93	1655	Sears	Miami	FL		I	EFI Global
94	1665	Sears	Gainesville	FL		II	EFI Global
95	1668	Sears	Las Vegas	NV		II	Bock & Clark
96	1688	Sears	Salinas	CA		II	Bock & Clark
97	1698	Sears	Newark	CA		II	Bock & Clark
98	1708	Sears	Phoenix	AZ		II	EFI Global
99	1715	Sears	Doral	FL		II	EFI Global
100	1740	Sears	Joliet	IL		II	EFI Global
101	1748	Sears	Montclair	CA		II	EFI Global
102	1750	Sears	Orland Park	IL		II	EFI Global
103	1784	Sears	Johnson City	NY		II	EFI Global
104	1794	Sears	East Northport	NY		II	EFI Global
105	1814	Sears	Fairfax	VA		II	EFI Global
*	Property Reserves represent 110% of Immediate Repair costs

Schedule 10.1 Deferred Maintenance - 3

	Site	Type	City	State	Property Reserves*	Property Type	Firm Preparing Report
106	1830	Sears	Ft. Wayne	IN	[**]	II	Bock & Clark
107	1847	Sears	Austin	TX		II	EFI Global
108	1864	Sears	Cockeysville	MD		II	EFI Global
109	1868	Sears	Moreno Valley	CA		II	EFI Global
110	1884	Not Applicable	King of Prussia	PA		III	Bock & Clark
111	1888	Sears	West Jordan	UT		II	EFI Global
112	1925	Sears	Carolina	PR		II	EFI Global
113	1944	Sears	Yorktown Heights	NY		II	EFI Global
114	1955	Sears	Lakeland	FL		II	Bock & Clark
115	1968	Sears	Palm Desert	CA		II	Bock & Clark
116	1978	Sears	Reno	NV		II	Bock & Clark
117	1988	Sears	El Centro	CA		II	Bock & Clark
118	2034	Sears	Bowie	MD		II	EFI Global
119	2047	Sears	Sierra Vista	AZ		II	EFI Global
120	2050	Sears	Jackson	MI		II	Bock & Clark
121	2068	Sears	Visalia	CA		II	Bock & Clark
122	2078	Sears	Yuma	AZ		II	EFI Global
123	2088	Sears	Santa Maria	CA		II	EFI Global
124	2147	Sears	Irving	TX		II	EFI Global
125	2176	Sears	Paducah	KY		II	Bock & Clark
126	2212	Sears	Cedar Rapids	IA		II	EFI Global
127	2218	Sears	Prescott	AZ		II	EFI Global
128	2239	Sears	Vancouver	WA		II	EFI Global
129	2245	Sears	Melbourne	FL		II	EFI Global
130	2298	Sears	Merced	CA		II	Bock & Clark
131	2308	Sears	Santa Cruz	CA		II	Bock & Clark
132	2318	Sears	Thousand Oaks	CA		II	Bock & Clark
133	2358	Sears	Flagstaff	AZ		II	EFI Global
134	2382	Sears	Madison	WI		II	Bock & Clark
135	2443	Sears	Manchester	NH		II	EFI Global
136	2514	Sears	Warrenton	VA		II	EFI Global
137	2565	Sears	Bradenton	FL		II	Bock & Clark
138	2663	Sears	Portsmouth	NH		II	EFI Global
139	2695	Sears	Naples	FL		II	EFI Global
140	2805	Sears	Panama City	FL		II	EFI Global
141	2945	Sears	Hagerstown	MD		II	EFI Global
142	3142	Kmart	Tallmadge	OH		II	EFI Global
143	3180	Kmart	Merrillville	IN		II	Bock & Clark
*	Property Reserves represent 110% of Immediate Repair costs

Schedule 10.1 Deferred Maintenance - 4

	Site	Type	City	State	Property Reserves*	Property Type	Firm Preparing Report
144	3238	Not Applicable	Tulsa	OK	[**]	III	EFI Global
145	3241	Kmart	Springfield	IL		II	EFI Global
146	3243	Kmart	North Canton	OH		II	EFI Global
147	3320	Kmart	Houma	LA		II	EFI Global
148	3353	Not Applicable	Orange Park	FL		III	Bock & Clark
149	3556	Kmart	Elkhart	IN		II	Bock & Clark
150	3579	Not Applicable	Springfield	MO		III	Bock & Clark
151	3594	Kmart	Chicago	IL		II	EFI Global
152	3678	Kmart	Ramona	CA		II	EFI Global
153	3695	Kmart	Sierra Vista	AZ		II	EFI Global
154	3724	Kmart	Scott Depot	WV		II	Bock & Clark
155	3775	Kmart	Detroit Lakes	MN		II	EFI Global
156	3814	Kmart	Kearney	NE		II	Bock & Clark
157	3877	Kmart	Elkins	WV		II	Bock & Clark
158	3879	Kmart	Braintree	MA		I	EFI Global
159	3882	Kmart	Mayaguez	PR		II	EFI Global
160	3888	Kmart	The Dalles	OR		II	EFI Global
161	3911	Kmart	Columbia	PA		II	EFI Global
162	3945	Kmart	Delano	CA		II	Bock & Clark
163	3954	Kmart	Walnutport	PA		II	Bock & Clark
164	3970	Kmart	Platteville	WI		II	Bock & Clark
165	4106	Not Applicable	Ypsilanti	MI		III	Bock & Clark
166	4177	Kmart	St. Clair Shores	MI		I	EFI Global
167	4188	Kmart	Charleston	WV		II	Bock & Clark
168	4205	Kmart	El Paso	TX		II	EFI Global
169	4292	Kmart	Hialeah	FL		II	EFI Global
170	4295	Kmart	North Miami	FL		I	EFI Global
171	4297	Kmart	Moline	IL		II	Bock & Clark
172	4304	Kmart	Florissant	MO		II	EFI Global
173	4313	Kmart	York	PA		II	EFI Global
174	4353	Kmart	Minot	ND		II	Bock & Clark
175	4355	Kmart	St. Petersburg	FL		II	Bock & Clark
176	4432	Kmart	Riverside	CA		II	Bock & Clark
177	4439	Kmart	Yakima	WA		II	EFI Global
178	4736	Kmart	Casper	WY		II	Bock & Clark
179	4758	Kmart	Concord	NC		II	EFI Global
180	4762	Kmart	Antioch	CA		II	EFI Global
181	4814	Kmart	Havre	MT		II	Bock & Clark
*	Property Reserves represent 110% of Immediate Repair costs

Schedule 10.1 Deferred Maintenance - 5

	Site	Type	City	State	Property Reserves*	Property Type	Firm Preparing Report
182	4837	Kmart	Riverton	WY	[**]	II	Bock & Clark
183	4845	Kmart	Manistee	MI		II	EFI Global
184	4863	Kmart	Gillette	WY		II	Bock & Clark
185	4917	Kmart	Thornton	CO		II	Bock & Clark
186	4956	Not Applicable	Greensboro	NC		III	Bock & Clark
187	7003	Kmart	Muskogee	OK		II	EFI Global
188	7016	Kmart	Hobbs	NM		II	Bock & Clark
189	7018	Kmart	Jefferson City	MO		II	EFI Global
190	7021	Kmart	Cape Girardeau	MO		II	EFI Global
191	7035	Kmart	Farmington	NM		II	EFI Global
192	7043	Kmart	Rock Hill	SC		II	EFI Global
193	7061	Kmart	New Iberia	LA		II	EFI Global
194	7077	Kmart	Harlingen	TX		II	EFI Global
195	7233	Kmart	Kissimmee	FL		II	EFI Global
196	7289	Kmart	Steger	IL		II	EFI Global
197	7318	Kmart	Sioux Falls	SD		II	Bock & Clark
198	7321	Kmart	Bradenton	FL		II	Bock & Clark
199	7390	Kmart	McKinleyville	CA		II	Bock & Clark
200	7416	Not Applicable	Homewood	IL		III	Bock & Clark
201	7426	Kmart	Layton	UT		II	EFI Global
202	7430	Kmart	Owensboro	KY		II	Bock & Clark
203	7477	Kmart	Marietta	OH		II	EFI Global
204	7480	Kmart	Honolulu	HI		I	EFI Global
205	7607	Kmart	Hopkinsville	KY		II	Bock & Clark
206	7639	Kmart	Santa Paula	CA		II	Bock & Clark
207	7653	Kmart	Big Bear Lake	CA		II	Bock & Clark
208	7676	Kmart	Sidney	NY		II	Bock & Clark
209	7695	Kmart	Olean	NY		II	Bock & Clark
210	7699	Kmart	Lebanon	PA		II	EFI Global
211	7713	Kmart	Edgewater	MD		II	EFI Global
212	7719	Kmart	Columbus	MS		II	EFI Global
213	7725	Kmart	Rehoboth Beach	DE		II	EFI Global
214	7733	Kmart	Alpena	MI		II	Bock & Clark
215	7736	Kmart	Kenton	OH		II	EFI Global
216	7741	Kmart	Ponce	PR		II	EFI Global
217	7746	Kmart	Carlisle	PA		II	EFI Global
218	7754	Kmart	Anderson	SC		II	EFI Global
*	Property Reserves represent 110% of Immediate Repair costs

Schedule 10.1 Deferred Maintenance - 6

	Site	Type	City	State	Property Reserves*	Property Type	Firm Preparing Report
219	7755	Kmart	Deming	NM	[**]	II	Bock & Clark
220	7767	Kmart	Charles City	IA		II	EFI Global
221	7768	Kmart	Guaynabo	PR		II	EFI Global
222	7788	Kmart	Bayamon	PR		II	EFI Global
223	9220	Kmart	Algona	IA		II	EFI Global
224	9309	Kmart	Webster City	IA		II	EFI Global
225	9406	Not Applicable	Peoria	AZ		III	Bock & Clark
226	9521	Kmart	Madawaska	ME		II	EFI Global
227	9571	Kmart	Cullman	AL		II	EFI Global
228	9586	Kmart	Sault Ste. Marie	MI		II	Bock & Clark
229	9647	Kmart	Leavenworth*	KS		II	EFI Global
230	9711	Kmart	Russellville	AR		II	EFI Global
231	9770	Kmart	Mount Pleasant	PA		II	Bock & Clark
232	9819	Kmart	Henderson	NV		II	Bock & Clark
233	9825	Not Applicable	Phoenix	AZ		III	Bock & Clark
234	61907	Not Applicable	Lombard	IL		III	Bock & Clark
235	61916	Not Applicable	Houston	TX		III	Bock & Clark
TOTAL

*	Property Reserves represent 110% of Immediate Repair costs

Schedule 10.1 Deferred Maintenance - 7

Schedule 20.3

REIT Environmental Cost Estimation Summary

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions 1,2,3,4	As discussed between Sears, H2 and EBI (H2's Consultant)
1003	Salem	NH	BBJ Group	YES	YES	[**]		3 months	12	[**]
1052	St Paul	MN	Terracon	YES	YES			6 months	40
1053	Saugus	MA	BBJ Group	YES	YES			3 months	12
1057	Valley View	TX	Terracon	YES	YES			6 months	22
1067	Memorial	TX	Terracon	YES	YES			6 months	22
1069	Redmond- Overlake Pk	WA	Terracon	YES	YES			6 months	36
1082	Greendale	WI	Terracon	YES	YES			3 months	22
1083	Warwick	RI	BBJ Group	YES	YES			3 months	18
1090	Chicago	IL	Terracon	YES	YES			6 months	30
1091	Oklahoma City/Sequoyah	OK	Terracon	YES	YES			6 months	40
1096	Pensacola	FL	AECOM	YES	YES			3 months	6
1101	Overland Park	KS	Terracon	YES	YES			3 months	12
1103	Albany	NY	BBJ Group	YES	YES			3 months	6
1108	Temecula	CA	Terracon	YES	YES			3 months	6
1122	Maplewood	MN	Terracon	YES	YES			6 months	18
1127	Shepherd	TX	Terracon	YES	YES			3 months	9
1132	Burnsville	MN	Terracon	YES	YES			3 months	22
1159	Fairfield	CA	Terracon	YES	YES			3 months	12
1167	San Antonio Central Park	TX	AECOM	YES	YES			6 months	30
1168	No Hollywood	CA	Terracon	YES	YES			6 months	22
1185	Asheville	NC	AECOM	YES	YES			6 months	40
1186	Memphis/Popl	TN	Terracon	YES	YES			3 months	6
1193	Waterford	CT	BBJ Group	YES	YES			3 months	6
1206	North Little Rock	AR	AECOM	YES	YES			6 months	30
1208	Fresno	CA	Terracon	YES	YES			3 months	8

Schedule 20.3 REIT Environmental Cost Estimation Summary - 1

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions 1,2,3,4	As discussed between Sears, H2 and EBI (H2's Consultant)
1212	North Riverside	IL	Terracon	YES	YES	[**]		3 months	6	[**]
1220	Toledo	OH	Terracon	YES	YES			6 months	40
1225	Orlando Colonial	FL	AECOM	YES	YES			6 months	39
1227	Dallas	TX	AECOM	YES	YES			3 months	6
1229	Boise	ID	Terracon	YES	YES			3 months	38
1250	Lincoln Park	MI	Terracon	YES	YES			6 months	39
1264	Hicksville	NY	BBJ Group	YES	YES			6 months	39
1284	Alexandria	VA	BBJ Group	YES	YES			6 months	48
1294	Watchung	NJ	Terracon	YES	YES			6 months	30
1295	St Petersburg	FL	AECOM	YES	YES			6 months	48
1298	Riverside	CA	Terracon	YES	YES			6 months	39
1325	Charleston/ No rthwoods	SC	AECOM	YES	YES			3 months	18
1345	Hialeah	FL	AECOM	YES	YES			6 months	48
1347	Lafayette	LA	AECOM	YES	YES			3 months	26
1350	Mentor	OH	Terracon	YES	YES			6 months	39
1358	Chula Vista	CA	Terracon	YES	YES			3 months	20
1365	Miami/ Southla nd	FL	AECOM	YES	YES			6 months	39
1380	Chicago	IL	Terracon	YES	YES			6 months	35
1385	Atlanta	GA	AECOM	YES	YES			3 months	6
1408	Sacramento	CA	Terracon	YES	YES			6 months	35
1434	Wayne	NJ	Terracon	YES	YES			3 months	20
1450	Roseville	MI	Terracon	YES	YES			6 months	35
1478	San Bruno	CA	Terracon	YES	YES			3 months	100
1488	San Jose	CA	Terracon	YES	YES			6 months	40
1490	Troy	MI	Terracon	YES	YES			6 months	40
1495	Ft Myers	FL	AECOM	YES	YES			6 months	35
1508	Northridge	CA	Terracon	YES	YES			6 months	30
1520	Akron	OH	Terracon	YES	YES			6 months	30
1524	Rochester	NY	BBJ Group	YES	YES			6 months	30
1535	Plantation	FL	AECOM	YES	YES			6 months	28
1538	Citrus Hts	CA	Terracon	YES	YES			3 months	20

Schedule 20.3 REIT Environmental Cost Estimation Summary - 2

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions 1,2,3,4	As discussed between Sears, H2 and EBI (H2's Consultant)
1568	Carson	CA	Terracon	YES	YES	[**]		6 months	28	[**]
1574	Middletown	NJ	BBJ Group	YES	YES			3 months	20
1584	Victor	NY	BBJ Group	YES	YES			3 months	6
1608	Westminster	CA	Terracon	YES	YES			3 months	26
1645	Boca Raton	FL	Terracon	YES	YES			3 months	6
1648	San Diego- North	CA	Terracon	YES	YES			3 months	22
1655	Miami/Aventu ra	FL	Terracon	YES	YES			6 months	26
1665	Gainesville	FL	AECOM	YES	YES			3 months	10
1668	Las Vegas/Meado ws	NV	Terracon	YES	YES			3 months	6
1698	Newark	CA	Terracon	YES	YES			6 months	32
1708	Phoenix	AZ	Terracon	YES	YES			3 months	10
1715	Miami/Doral	FL	AECOM	YES	YES			6 months	30
1740	Joliet	IL	Terracon	YES	YES			6 months	34
1750	Orland Park	IL	Terracon	YES	YES			3 months	10
1784	Johnson City	NY	BBJ Group	YES	YES			3 months	6
1794	East Northport	NY	BBJ Group	YES	YES			3 months	6
1884	King Of Prussia	PA	BBJ Group	YES	YES			3 months	18
1944	Yorktown Heights	NY	BBJ Group	YES	YES			3 months	16
1955	Lakeland	FL	AECOM	YES	YES			3 months	6
2034	Bowie	MD	BBJ Group	YES	YES			6 months	29
2050	Jackson	MI	Terracon	YES	YES			3 months	6
2147	Irving	TX	AECOM	YES	YES			3 months	16
2176	Paducah	KY	Terracon	YES	YES			6 months	20
2245	Melbourne	FL	AECOM	YES	YES			6 months	34
2298	Merced	CA	Terracon	YES	YES			3 months	16
2308	Santa Cruz	CA	Terracon	YES	YES			3 months	6
2358	Flagstaff	AZ	Terracon	YES	YES			3 months	10
2382	Madison	WI	Terracon	YES	YES			3 months	16
2443	Manchester	NH	BBJ Group	YES	YES			3 months	18
2565	Bradenton	FL	AECOM	YES	YES			6 months	28

Schedule 20.3 REIT Environmental Cost Estimation Summary - 3

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions 1,2,3,4	As discussed between Sears, H2 and EBI (H2's Consultant)
2663	Newington/Po rtsmouth	NH	BBJ Group	YES	YES	[**]		3 months	6	[**]
2805	Panama City	FL	AECOM	YES	YES			6 months	35
2945	Hagerstown	MD	BBJ Group	YES	YES			6 months	14
3238	TULSA	OK	Terracon	YES	YES			3 months	6
3243	North Canton	OH	Terracon	YES	YES			3 months	18
3353	ORANGE PARK	FL	BBJ Group	YES	YES			6 months	34
3594	Chicago	IL	Terracon	YES	YES			6 months	35
3877	ELKINS	WV	BBJ Group	YES	YES			3 months	6
3911	COLUMBIA	PA	BBJ Group	YES	YES			3 months	9
4106	YPSILANTI	MI	BBJ Group	YES	YES			3 months	6
4177	ST CLAIR SHORES	MI	Terracon	YES	YES			3 months	16
4188	CHARLESTO N	WV	BBJ Group	YES	YES			6 months	30
4295	NORTH MIAMI	FL	AECOM	YES	YES			3 months	30
4297	MOLINE	IL	Terracon	YES	YES			6 months	28
4353	MINOT	ND	Terracon	YES	YES			6 months	35
4432	RIVERSIDE	CA	Terracon	YES	YES			3 months	10
4758	CONCORD	NC	AECOM	YES	NO			3 months	6
4762	ANTIOCH	CA	Terracon	YES	YES			6 months	35
4845	MANISTEE	MI	Terracon	YES	YES			3 months	6
4956	GREENSBOR O	NC	BBJ Group	YES	YES			3 months	12
7003	MUSKOGEE	OK	Terracon	YES	YES			6 months	35
7016	HOBBS	NM	Terracon	YES	YES			3 months	22
7018	JEFFERSON CITY	MO	Terracon	YES	YES			3 months	16
7061	NEW IBERIA	LA	AECOM	YES	YES			6 months	30
7077	HARLINGEN	TX	AECOM	YES	YES			6 months	34
7289	STEGER	IL	Terracon	YES	YES			3 months	16
7321	BRADENTO N	FL	AECOM	YES	YES			6 months	16
7416	HOMEWOO D	IL	BBJ Group	YES	YES			3 months	12
7430	OWENSBOR O	KY	Terracon	YES	YES			6 months	28
7477	Marietta	OH	Terracon	YES	NO			3 months	6

Schedule 20.3 REIT Environmental Cost Estimation Summary - 4

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions 1,2,3,4	As discussed between Sears, H2 and EBI (H2's Consultant)
7653	BIG BEAR LAKE	CA	Terracon	YES	YES	[**]		6 months	35	[**]
7676	SIDNEY	NY	BBJ Group	YES	YES			3 months	12
7733	ALPENA	MI	Terracon	YES	YES			6 months	28
7741	Ponce	PR	AECOM	YES	NO			3 months	6
9521	MADAWASK A	ME	BBJ Group	YES	NO			3 months	6
9571	CULLMAN	AL	AECOM	YES	YES			3 months	22
9819	HENDERSO N	NV	Terracon	YES	YES			6 months	28
$12,034,171

Schedule 20.3 REIT Environmental Cost Estimation Summary - 5

Notes:

1.

Regulator Response: To complete the closure process of a reported spill, closure documentation will be submitted to the respective state regulator. Regulator response to reporting and correspondence can vary (sometimes up to 12 months). A delayed response from the respective regulator may delay to closure of a site beyond the anticipated closure date provided above.

2

Complex Groundwater (GW) Regulation: State environmental regulations can vary from one state to the other; however, it is typical for cleanup guidance of groundwater impacts to be lengthy and more stringent.

3	Potential Comingling: Two more RECs are identified as having subsurface impacts, as such, the impacts may have comingled making delineation efforts more complex.
4

Source Identification: COCs identified at the REC are disconnected from the one another. i.e., solvents are not used in underground hydraulic lift components; therefore, if solvents are found in the immediate vicinity of an UHL, it is possible for the true source of impacts to be undefined.

5	Remediation costs represent 110% of the costs referenced in the Recommendations Letters.
–

The schedule provided above is a summary of findings based on the Phase I and II Environmental Site Assessments, which incorporates all of the reports by reference, and nothing in the schedule supersedes the findings in the reports.

–	Costs to clean up were triggered when any COC was detected above applicable State remediation/screening levels based on site use.
–

The REIT contains 235 total sites. This table presents the findings and projections to clean up those (123) sites in which environmental issues were identified through the recent due diligence efforts and correspondence with EBI.

–

The scope of work summarized above assumes that spill reporting is required for each exceedance in every state. However, reporting obligations will be re-evaluated during the SOW preparation at the onset of each project. Should reporting be deemed unnecessary, remediation will continue without the oversight of a State regulator.

Abbreviations:

ASTM	American Society for Testing and Materials COC constituent of concern
LUST	Leaking Underground Storage Tank NFA No Further Action
ND	Constituent not detected in laboratory analysis OWS Oil Water Separator
PCB	Polychlorinated Biphenyls
PCE	tetrachloroethelene
REC	Recognized Environmental Condition SL Screening levels
SRP	Site Remediation Program
TCE	Trichloroethene
TPH	Total Petroleum hydrocarbons
UHL	Underground Hydraulic Lift
UST	Underground Storage Tank
VOC	Volatile organic compounds

Schedule 20.3 REIT Environmental Cost Estimation Summary - 6